   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 15, 1997



                                                     REGISTRATION NO. 333-

================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------


                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                             ---------------------
                               MEDPARTNERS, INC.
             (Exact Name of Registrant as Specified in its Charter)
                             ---------------------

             DELAWARE                             8099                            63-1151076
 (State or Other Jurisdiction of      (Primary Standard Industrial             (I.R.S. Employer
  Incorporation or Organization)      Classification Code Number)           Identification Number)

                             ---------------------
        3000 GALLERIA TOWER, SUITE 1000, BIRMINGHAM, ALABAMA 35244-2331
                                 (205) 733-8996
  (Address, including Zip Code, and Telephone Number, including Area Code, of
                   Registrant's Principal Executive Offices)
                         J. BROOKE JOHNSTON, JR., ESQ.
                           SENIOR VICE PRESIDENT AND
                                GENERAL COUNSEL
                               MEDPARTNERS, INC.
                        3000 GALLERIA TOWER, SUITE 1000
                         BIRMINGHAM, ALABAMA 35244-2331
                                 (205) 733-8996
 (Name, Address, including Zip Code, and Telephone Number, including Area Code, of Agent for Service)
                                   COPIES TO:

             FREDERICK W. KANNER, ESQ.                           ROBERT E. LEE GARNER, ESQ.
                 DEWEY BALLANTINE                              F. HAMPTON MCFADDEN, JR., ESQ.
            1301 AVENUE OF THE AMERICAS                       HASKELL SLAUGHTER & YOUNG, L.L.C.
           NEW YORK, NEW YORK 10019-6092                         1200 AMSOUTH/HARBERT PLAZA
                  (212) 259-7300                                   1901 SIXTH AVENUE NORTH
                                                                  BIRMINGHAM, ALABAMA 35203
                                                                       (205) 251-1000

                             ---------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]


    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of earlier effective registration statement for the same offering. [X] 333-30921


    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
---------------

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]


                        CALCULATION OF REGISTRATION FEE



===============================================================================================================================
                                                                     PROPOSED MAXIMUM    PROPOSED MAXIMUM
      TITLE OF EACH CLASS OF SECURITIES            AMOUNT TO BE     OFFERING PRICE PER  AGGREGATE OFFERING       AMOUNT OF
               TO BE REGISTERED                     REGISTERED            UNIT(1)            PRICE(1)        REGISTRATION FEE
-------------------------------------------------------------------------------------------------------------------------------
Stock Purchase Units(2).......................
------------------------------------------------------------------------------------------------------------------------------
Stock Purchase Contracts(3)...................
------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $.001 per share
  (including the Common Stock Purchase
  Rights)(4)..................................
------------------------------------------------------------------------------------------------------------------------------
Total.........................................                             100%             $76,115,625           $23,066
==============================================================================================================================



(1) Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o).


(2) There are being registered hereunder Stock Purchase Units having an aggregate initial offering price of $76,115,625 (including Stock Purchase Units subject to the underwriters' over-allotment option), representing ownership of Stock Purchase Contracts and U.S. Treasury Securities.


(3) There are being registered hereunder that number of Stock Purchase Contracts, representing rights to purchase Common Stock, forming a part of the Stock Purchase Units.


(4) There are being registered hereunder such number of shares of Common Stock as may be sold by the Registrant pursuant to the Stock Purchase Contracts.


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


                                EXPLANATORY NOTE



     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended ("Rule 462(b)"), to register an additional 1,929,577 6 1/2% TAPS (Threshold Appreciation Price Securities) of MedPartners, Inc., and includes the registration statement facing page, this page, the signature page, an exhibit index, an accountants' consent and an
Exhibit 5 legal opinion. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-30921) of MedPartners, Inc., including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Birmingham, State of Alabama on September 15, 1997.


                                          MEDPARTNERS, INC.


                                          By:   /s/ HAROLD O. KNIGHT, JR.

                                            ------------------------------------

                                                   Harold O. Knight, Jr.


                                             Executive Vice President and Chief
                                                      Financial Officer



     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



                      SIGNATURE                                  CAPACITY                   DATE
                      ---------                                  --------                   ----

                          *                            Chairman of the Board and     September 15, 1997
-----------------------------------------------------    Chief Executive Officer
                   Larry R. House                        and Director

              /s/ HAROLD O. KNIGHT, JR.                Executive Vice President and  September 15, 1997
-----------------------------------------------------    Chief Financial Officer
                Harold O. Knight, Jr.                    (Principal Financial and
                                                         Accounting Officer)

                          *                            Director                      September 15, 1997
-----------------------------------------------------
                 Richard M. Scrushy

                          *                            Director                      September 15, 1997
-----------------------------------------------------
               Larry D. Striplin, Jr.

                          *                            Director                      September 15, 1997
-----------------------------------------------------
               Charles W. Newhall, III

                          *                            Director                      September 15, 1997
-----------------------------------------------------
                  Ted H. McCourtney

                          *                            Director                      September 15, 1997
-----------------------------------------------------
              Walter T. Mullikin, M.D.

                          *                            Director                      September 15, 1997
-----------------------------------------------------
               John S. McDonald, J.D.

                          *                            Director                      September 15, 1997
-----------------------------------------------------
               Rosalio J. Lopez, M.D.

                      SIGNATURE                                  CAPACITY                   DATE
                      ---------                                  --------                   ----

                          *                            Director                      September 15, 1997
-----------------------------------------------------
                  C.A. Lance Picolo

                          *                            Director                      September 15, 1997
-----------------------------------------------------
                  Roger L. Headrick

                          *                            Director                      September 15, 1997
-----------------------------------------------------
            Harry M. Jansen Kraemer, Jr.

           *By: /s/ HAROLD O. KNIGHT, JR.
    ---------------------------------------------
                Harold O. Knight, Jr.
                 As Attorney-in-Fact

                                EXHIBIT INDEX

                                                                             Sequentially
                                                                               Numbered
Exhibit No.                            Description                               Page
-----------                            -----------                           ------------
   (5)            Opinion of Haskell Slaughter & Young L.L.C. as to the
                  legality of the Securities.

  (23)-1          Consent of Ernst & Young LLP.

  (23)-2 Consent of Haskell Slaughter & Young L.L.C. (included in the opinion filed as Exhibit (5)).

   24             Powers of Attorney, filed as Exhibit 24 to the Company's
                  Registration Statement on Form S-3 (Registration No.
                  333-30921), are incorporated herein by reference.



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